Financial Instruments	9 Months Ended
Sep. 30, 2011
Financial Instruments
Financial Instruments

7.                          Financial Instruments

Cash and cash equivalents, receivables, accounts payable and accrued liabilities were each estimated to have a fair value approximating the carrying amount due to the short maturity of those instruments.  Indebtedness under our revolving credit facility was estimated to have a fair value approximating the carrying amount since the interest rate is generally market sensitive.  At September 30, 2011, our fixed rate debt maturing 2019 had a carrying value of $349.5 million and an approximate fair value of $290.5 million.  At December 31, 2010, our fixed rate debt maturing 2013 had a fair market value of approximately $226 million.

Fair Value Measurements

We follow a framework for measuring fair value, which outlines a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  Fair value is defined as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing parties at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, use of unobservable prices or inputs are used to estimate the current fair value, often using an internal valuation model. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the item being valued.  We categorize our assets and liabilities recorded at fair value in the accompanying consolidated balance sheets based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1 -             Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 -             Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3 -             Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The only financial assets and liabilities measured on a recurring basis at September 30, 2011 and December 31, 2010 were commodity derivatives.  Information regarding these liabilities is summarized below:

	September 30,	December 31,
	2011	2010
	Significant Other	Significant Other
	Observable Inputs	Observable Inputs
Description	(Level 2)	(Level 2)
	(In thousands)
Assets:
Fair value of commodity derivatives	$71,396	$—
Total assets	$71,396	$—

Liabilities:
Fair value of commodity derivatives	$—	$10,633
Total liabilities	$—	$10,633